UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2020

ACCEL ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38136	98-1350261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Tower Drive
Burr Ridge ,	Illinois	60527
(Address of principal executive offices)	(Zip Code)

(630) 972-2235
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A-1 common stock, par value $0.0001 per share	ACEL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Accel Entertainment, Inc., a Delaware corporation (the “Company”) completed its recent exchange offer relating to its outstanding warrants, including warrants that were (i) originally sold as part of the units issued in the Company’s initial public offering, which closed on June 30, 2017 (the “Pace IPO”), referred to as the “Pace Public Warrants”, (ii) privately offered in connection with Pace IPO, based on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), referred to as the “Pace Private Placement Warrants”, (iii) privately offered in connection with the business combination consummated by the Company on November 20, 2019, referred to as the “Business Combination Private Placement Warrants” and (iv) issued in a registered offering in connection with the business combination, referred to as the “Accel Public Warrants” (collectively, referred to as the “Outstanding Warrants”, and the Outstanding Warrants together with the Pace Public Warrants, the “Accel Warrants”). Under the terms of the exchange offer relating to the Accel Warrants, each holder had the right to receive 0.250 shares of Class A-1 common stock in exchange for each Accel Warrant tendered by the holder and exchanged pursuant to the offer (the “Offer”).
The Offer expired at 11:59 p.m. Eastern Standard Time on August 11, 2020. A total of 7,189,990 Accel Warrants, or approximately 99.93% of the Accel Warrants outstanding, were validly tendered and not withdrawn in the Offer.
The Company expects to issue 1,797,474 shares of its Class A-1 Common Stock in exchange for the Accel Warrants tendered in the Offer.
A copy of the Company’s press release relating to this announcement is being furnished as Exhibit 99.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated August 14, 2020

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCEL ENTERTAINMENT, INC.

Date: August 14, 2020	By:	/s/ Derek Harmer
Derek Harmer
General Counsel, Chief Compliance Officer and Secretary

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